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DEBTORS' NAME & ADDRESS:

                                   G. Edward Evans

CUSTOMER NO.

NOTE/LOAN NO.

                                         9702

HOME PHONE

BUSINESS PHONE

OFFICER

LENDER/SECURED PARTY:

              Western Financial Services Corp.
              13439 N. Broadway Ext., Ste. 200
              Oklahoma City, Oklahoma  73114

DATE OF NOTE

              2-10-97

MATURITY DATE

              2-10-02

PRINCIPAL AMOUNT

              $300,000.00

INTEREST RATE

              4.0%

PURPOSE OF LOAN

              home purchase

ANNUAL PERCENTAGE RATE.  The cost of your credit as a yearly rate.

              4.0%

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FINANCE CHARGE.  The dollar amount the credit will cost you.

              $57,277.27

AMOUNT FINANCED.  The amount of credit provided to you or on your behalf.

              $300,000.00

TOTAL OF PAYMENTS. The amount you will have paid after you have made all payments.

              $357,277.27

(  )  This obligation is payable on Demand.

(  )  This obligation has a demand feature.

(  )  All disclosures are based on an assumed maturity of one year.

PAYMENT SCHEDULE WILL BE:  Number of Payments

              60
              and 1

PREPAYMENT: If you pay off early, you may be charged a minimum Finance Charge. Any Prepaid Finance Charges will not be refunded.

"e" means an estimate

AMOUNT OF PAYMENTS

              $1,432.25
              $271,342.27

WHEN PAYMENTS ARE DUE

              On the 10th of each month beginning 3-10-97,
                   ending 2-10-97
              On the 10th of February, 2002

( ) VARIABLE RATE. If checked, you loan is a variable rate loan. The Annual Percentage Rate may increase or decrease according to the following changes:

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    (  )  Upon changes in index (describe)

    (  )  Upon other conditions (describe)

    Interest rate increases are subject to the following limitation(s):

         (  ) Not applicable
         (  ) Not more than once every
         (  ) Not more than ________% at a time
         (  ) Not more than ________% overall
         (  ) The maximum interest rate will not exceed _____%

    Any increase in the interest rate will result in changes in the form of:

         (  ) Higher payment amounts
         (  ) A larger payment amount at maturity
         (  ) More payments of the same amount

    If your loan ( ) is ( ) were for $___________ at _______% for ________________, and the rate increased to _____% in _______________:
    ( ) Your regular payments would increase by $____________. ( ) Your final payment would increase by $____________. ( ) You would make ______________ additional payments.

    Security: You are giving a security interest in: The property being purchased (describe)

    Lot SEVEN(7), of Block ONE HUNDRED TWO(102), in AMENDED PLAT OF OAK TREE, Blocks 102-103-104, an addition to the City of Edmond, Oklahoma County, Oklahoma



    Other Property (describe)

                   Signature



(  )     Late Charge:  If a payment or part of a payment is late more than
         _____________ days, you may be charged _________% of the amount that is late, but not more than $___________________.

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         See your contract documents for any additional information about nonpayment, default, and required repayment in full before the scheduled date, and prepayment refunds and penalties.

FILING FEES

NON-FILING INSURANCE

(  )     Assumption:  Someone buying your home may, subject to conditions, be allowed to assume the remainder of the mortgage on the original terms.

(  )     Assumption:  Someone buying your home cannot assume the remainder of the mortgage on the original terms.

         Collateral securing other loans with the Lender may also secure this loan.

INSURANCE: Credit Life and Disability Insurance are not required to obtain credit, and will not be provided unless you sign and agree to pay the additional cost.

    TYPE OF INSURANCE

    (  ) Credit Life - Joint
    (  ) Credit Life - Single

    TERM

    PREMIUM

    NAME OF INSURED

    I want the insurance checked below left, at the cost shown.

    (  ) Disability - Joint
    (  ) Disability - Single

    TERM

    PREMIUM

    NAME OF INSURED

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    I want the insurance checked below left, at the cost shown.

    (  ) Property Insurance
    (  ) Vendor's Single Interest Insurance

    TERM

    PREMIUM

    Property & Vendor's Single Interest Insurance may be obtained from anyone you want that is acceptable to the Lender, or provided through an existing policy you carry which is acceptable to the Lender. If you get this Insurance from the Lender you will pay the cost shown to the left. Any Insurer issuing Vendor's Single Interest Insurance waives its right to subrogation against the Debtors.

ITEMIZATION OF AMOUNT FINANCED

$____________ 1.   Amount Give to You Directly

$____________ 2.   Amount Paid on Loans with Us

                   ____________________

              3.   Amounts Paid to Others on Your Behalf
                   _____     a.   Insurance
                   _____     b.   Filing & Releasing Fees to
                                  Public Officials
                   _____     c.   License, Title & Registration
                                  Fees to Pub. Off.
 300,000.00        _____     d.   Lawyers' Title
                   _____     e.   ____________________
                   _____     f.   ____________________
                   _____     g.   ____________________
$300,000.00   3.   Total Amounts Paid to Others (Add a thru g)
$300,000.00   4.   Amount of Loan (Principal) (Add 1, 2, & 3)
$____________ 5.   Less:  Prepaid Finance Charge
$300,000.00   6.   AMOUNT FINANCED (4 minus 5)

NOTICE TO CONSUMERS: 1. Do not sign this agreement before you read it. 2. You are entitled to a copy of this agreement. 3. You may prepay the unpaid balance at any time without penalty. 4. This document, together with other written agreements of the parties, is the final expression of the agreement between the

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parties and may not be contradicted by evidence of any prior or contemporaneous oral agreements of the parties. Any credit agreement not contained in the printed form must be inserted below to be enforceable.

Debtor and Lender affirm they have no unwritten oral agreements.

DEBTORS' INITIALS:  __________
LENDER'S INITIALS:  BRK

REPRESENTING THIS LENDER/SECURED PARTY (Officer Signature)

PROMISE TO PAY: In return for my loan, the undersigned (called I, me, or thy) promise to pay to the order of the Lender the Principal Amount, plus Interest at the rate stated above (subject to any applicable variable rate), together with any other sums owed by me under this agreement including any Prepaid Finance Charge not included in the Principal Amount, in accordance with the payment schedule disclosed above or any modification due to a variable rate.

VARIABLE INTEREST RATE CHANGES: If this contract is subject to a variable rate, changes in the rate will result in a change in terms according to the method agreed for effecting them. These changes will be provided to me by the Lender as applicable from time to time. The maximum interest will never exceed the lesser of the maximum legal rate, or as set forth above, if any.

APPLICATION OF PAYMENTS: Each payment shall be applied first to interest as of the date the payment is received, with the remainder of the payment applied to reduce the principal. If any payment is not received when due, the unpaid principal shall bear interest on a daily basis at the applicable rate. The terms set forth above are based on an assumed repayment schedule, and variance from this schedule or changes in the rate due to a variable rate may cause certain amounts to be greater or less than stated.

PREPAYMENT: I may prepay any amount of this loan at any time without penalty; however, the Lender may collect or retain a minimum Finance Charge of $5 when the Amount Financed is $75 or less, or $7.50 when the Amount Financed exceeds $75.

LATE CHARGE: If any payment is not paid in full when due, the Lender may assess a delinquency charge if set forth above.

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INSUFFICIENT CHECKS:  The Lender may charge and collect from me a ten dollar fee for each return by a bank or other depository institution of a dishonored check, negotiable order of withdrawal, or share draft issued by me in connection with this loan.

PREPAID FINANCE CHARGE: I agree to pay Lender those loan fees, if any, shown on line 5 of the Itemization of Amount Financed. I agree that any such fee shall be considered as earned when this loan is made, and will not be subject to refund or rebate.

ATTORNEY FEES: If this Note referred to an attorney for collection, I agree to pay reasonable attorney fees not to exceed 15% of the unpaid balance after default; provided however, if the Amount Financed is such that this promise to pay attorney fees is not enforceable, no attorney fees will be assessed against me by the terms of this Note.

SECURITY AGREEMENT: To secure this obligation, I grant to the Lender a security interest in the property described above and other property covered by this agreement (collateral). If any of the collateral is real estate, the terms of this agreement will apply and control over any mortgage in case of any conflict. Collateral will be located in _________________ County at:

(  ) My Address above
(  ) Other Address (Specify): _______________________________________________
_____________________________________________________________________________
Collateral will be used primarily for: ( ) Personal, family, household ( ) Business or Agricultural purpose.
The terms above and on the reserve sid of this form are all incorporated by reference as if they were fully set out at this point. I (jointly and severally, if more than one) agree to the forms of this Promissory Note, Disclosure Statement & Security Agreement, including the authorization of all charges, and acknowledge receiving a completed copy of this form.

DEBTOR SIGNATURE ( ) (Check Box if Signing Only to Grant a Security Interest in the Collateral) Date: ___________________

              G. EDWARD EVANS
              G. Edward Evans

DEBTOR SIGNATURE ( ) (Check Box if Signing Only to Grant a Security Interest in the Collateral) Date: _____________________

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              G. EDWARD EVANS
              G. Edward Evans

(  )     Check here if the Federal Trade Commission Notice on the reverse side is to apply to this loan.

PROMISSORY NOTE, DISCLOSURE STATEMENT, & SECURITY AGREEMENT - SIMPLE INTEREST OKLAHOMA